SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)

(408) 333-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition.

     On May 2, 2005, Brocade Communications Systems, Inc. issued a press release announcing its preliminary financial results for the second fiscal quarter ended on April 30, 2005. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

     The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release, dated May 2, 2005, announcing preliminary financial results of Brocade Communications Systems, Inc. for the second fiscal quarter ended on April 30, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Dated: May 2, 2005	By:	/s/ Antonio Canova
Antonio Canova
Chief Financial Officer and Vice President, Administration

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated May 2, 2005, announcing preliminary financial results of Brocade Communications Systems, Inc. for the second fiscal quarter ended on April 30, 2005.